UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2020, Novanta Inc. (the “Company”), Novanta Corporation (the “Lead Borrower”), Novanta UK Investments Holding Limited (the “U.K. Borrower”), and Novanta Europe GmbH (the “German Borrower” and, together with the Lead Borrower and the U.K. Borrower, the “Borrowers”) and certain of the Company’s wholly owned subsidiaries as Guarantors entered into an amendment (the “First Amendment”) to exercise  the accordion option to its revolving credit facility under the Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), with Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and lender, BofA Securities, Inc., as joint lead arranger, Wells Fargo Securities LLC, as joint lead arranger, Wells Fargo Bank, National Association, as co-syndication agent and lender, PNC Bank, National Association, as joint lead arranger, co-syndication agent and lender, JP Morgan Chase Bank, N.A., as joint lead arranger, co-syndication agent and lender, Bank of Montreal, as co-documentation agent and lender, Silicon Valley Bank, as co-documentation agent and lender, and TD Bank, N.A., as co-documentation agent and lender, and HSBC Bank USA, N.A. and HSBC UK Bank PLC, as lenders.

The First Amendment increased the revolving credit facility commitment under the Credit Agreement by $145 million, from $350 million to $495 million, and reset the uncommitted accordion feature to $200 million for potential future expansion. In addition, the First Amendment added PNC Bank, National Association as a party to the Credit Agreement. As of the date of this Current Report on Form 8-K, the Company has not borrowed against the revolving credit facility under the Credit Agreement since December 31, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in connection with the First Amendment is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Third Amended and Restated Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: March 31, 2020	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer